UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Jewett-Cameron Trading Company Ltd. (the “Company”) hosted an earnings conference call on Wednesday, November 20, 2024, at 4:30 p.m. Eastern time. A transcript of the prepared remarks for the earnings conference call is being furnished as Exhibit 99.1 and is incorporated herein by reference. An archive of the webcast can also be found at the Investors section of the Company's website at https://jewettcameron.com/pages/investor-relations.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

Exhibit No.	Description
99.1	Jewett-Cameron Earnings Conference Call Transcript dated November 20, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: November 21, 2024	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer